UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

OVERHILL FARMS, INC.

(Name Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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The following language appeared as Item 8.01 Other Events on Overhill Farms, Inc.’s Form 8-K filed July 24, 2013.

On July 23, 2013, Overhill Farms, Inc., a Nevada corporation (“Overhill”), entered into a memorandum of understanding (the “MOU”) with plaintiffs and certain named defendants regarding the settlement of four putative class actions pending in the Eighth Judicial District Court, Clark County, Nevada and two putative class actions pending in the Superior Court for the County of Los Angeles, State of California, challenging the merger (the “Merger”) of Overhill with Bellisio Acquisition Corp., a wholly-owned subsidiary of Bellisio Foods, Inc. (“Bellisio”), pursuant to that certain Agreement and Plan of Merger dated May 14, 2013 (“Merger Agreement”), whereby Overhill would become a wholly-owned subsidiary of Bellisio.

The following language appeared as Exhibit 99.1 to Overhill’s Form 8-K filed July 24, 2013.

NEWS FROM OVERHILL FARMS, INC.

For Immediate Release

Overhill Signs Memorandum of Understanding Regarding Settlement of Nevada and California Merger Litigation

Los Angeles, CA— July 24, 2013 —Overhill Farms, Inc. (NYSE MKT: OFI) today announced that it has entered into a memorandum of understanding with plaintiffs’ counsel in the Nevada and California putative stockholder class action lawsuits described in Overhill’s definitive proxy statement, dated July 1, 2013 (the “Proxy Statement”), in connection with Overhill’s proposed merger with a subsidiary of Bellisio Foods, Inc. (the “Merger”).

The memorandum of understanding contemplates that the parties will enter into a stipulation of settlement with respect to the Nevada and California actions. The stipulation of settlement will be subject to customary conditions, including court approval. Pursuant to the memorandum of understanding, Overhill will file with the U.S. Securities and Exchange Commission (“SEC”) a current report on Form 8-K that will contain disclosures that supplement the definitive proxy statement.

As previously announced, Overhill has entered into a definitive merger agreement for Bellisio Foods, Inc. to acquire Overhill in a merger transaction valued at approximately $80.9 million.

ABOUT THE PROPOSED MERGER WITH BELLISIO

In connection with the proposed Merger, Overhill has filed with the SEC and has furnished to Overhill’s stockholders the Proxy Statement. Overhill also has filed and plans to file other relevant documents with the SEC regarding the proposed Merger, including the Form 8-K referred to above. BEFORE MAKING ANY VOTING DECISION, OVERHILL’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

A copy of the Proxy Statement and other relevant documents filed by Overhill with the SEC may be obtained at the SEC’s website at www.sec.gov, or by contacting Overhill’s corporate secretary at (323) 582-9977 x3120 or ir@overhillfarms.com.

Overhill and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from stockholders of Overhill in respect of the proposed Merger. Information regarding the directors and executive officers of Overhill can be found in Overhill’s 2012 Annual Report on Form 10-K filed with the SEC on December 18, 2012. Additional information regarding these individuals and other persons who may be deemed to be participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are included in the Proxy Statement.

ABOUT OVERHILL

Overhill Farms, Inc. (www.OverhillFarms.com) is a value-added supplier of custom high quality prepared frozen foods for branded retail, private label and foodservice customers. Its product line includes entrées, plated meals, bulk-packed meal components, pastas, soups, sauces, poultry, meat and fish specialties, as well as organic and vegetarian offerings. Overhill’s capabilities give its customers a one-stop solution for new product development, precise replication of existing recipes, product manufacturing and packaging. Its customers include prominent nationally recognized names such as Panda Restaurant Group, Inc., Jenny Craig, Inc., Safeway Inc., Target Corporation, Pinnacle Foods Group LLC, and American Airlines, Inc. Overhill also sells frozen foods under the Boston Market brand, under exclusive license with Boston Market Corporation.

SAFE HARBOR STATEMENT

This press release contains forward-looking statements relating to the expected settlement of the litigation described above. These forward-looking statements are neither promises nor guarantees, but involve risks and uncertainties that may individually or mutually impact the matters herein, and cause actual results, events and performance to differ materially from such forward-looking statements. These risk factors include, but are not limited to: the risk that the parties will fail to enter into a stipulation of settlement; the risk that the settlement will not receive court approval; and other factors, which are detailed from time to time in Overhill’s SEC reports, including its report on Form 10-K for the year ended September 30, 2012, any subsequently filed quarterly and current reports on Forms 10-Q and 8-K. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Overhill undertakes no obligation to release publicly the result of any revisions to the forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

# # #

For Overhill Farms:

James Rudis, Chairman, President and CEO

Overhill Farms, Inc.

323-582-9977

Alexander Auerbach

Auerbach & Co. Public Relations

800-871-2583

auerbach@aapr.com

Additional Information and Where to Find It

In connection with the proposed Merger, Overhill has filed with the Securities and Exchange Commission (“SEC”) and has furnished to Overhill’s stockholders a definitive proxy statement, filed with the SEC on July 1, 2013 (the “Proxy Statement”). BEFORE MAKING ANY VOTING DECISION, OVERHILL’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT, AS SUPPLEMENTED, AND ANY OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE PROPOSED MERGER. Investors and security holders may obtain a free copy of documents filed by Overhill with the SEC at the SEC’s website at http://www.sec.gov. In addition, copies of Overhill’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act are available free of charge on Overhill’s website at www.overhillfarms.com as soon as reasonably practicable after being filed or furnished to the SEC.

Overhill and certain of its directors, executive officers, and certain other members of management and employees of Overhill may be deemed to be participants in the solicitation of proxies from stockholders of Overhill in favor of the proposed Merger. Information about the directors and executive officers of Overhill is set forth in Overhill’s 2012 Annual Report on Form 10-K filed with the SEC on December 18, 2012. Additional information regarding these individuals and other persons who may be deemed to be participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are included in the Proxy Statement.

Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed Merger and all other statements in this report and the exhibits furnished or filed herewith, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date of this report and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Overhill may not be able to complete the proposed Merger on the terms described above or other acceptable terms or at all because of a number of factors, including but not limited to (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (2) the failure to obtain stockholder approval or the failure to satisfy other closing conditions, (3) the failure of Bellisio to obtain the necessary financing arrangements pursuant to its debt financing commitment letter or otherwise, (4) risks related to disruption of management’s attention from Overhill’s ongoing business operations due to the Merger (whether or not consummated) and (5) the effect of the announcement of the Merger Agreement and proposed Merger (whether or not consummated) on the ability of Overhill to retain and hire key personnel and maintain relationships with its customers, suppliers, operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent Overhill’s views as of the date on which such statements were made. Overhill anticipates that subsequent events and developments may cause its views to change. However, although Overhill may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Overhill’s views as of any date subsequent to the date of this report. Additional factors that may affect the business or financial results of Overhill are described in the risk factors included in Overhill’s filings with the SEC, including Overhill’s 2012 Annual Report on Form 10-K, which was filed with the SEC on December 18, 2012, under the heading “Item 1A—Risk Factors,” and later filed quarterly reports on Form 10-Q and Current Reports on Form 8-K, which factors are incorporated herein by reference. Overhill expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.